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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------

                                    FORM 8-K/A
                                 (Amendment No. 1)
                              -------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                      JANUARY 21, 2005 (December 23, 2004)

                              -------------------

                         AMERICAN TECHNOLOGY CORPORATION
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)
                              -------------------

          DELAWARE                                               87-0361799
 (State or Other Jurisdiction                                   (IRS Employer
     of Incorporation)                                       Identification No.)
                                    000-24248
                            (Commission File Number)


13114 EVENING CREEK DRIVE SOUTH, SAN DIEGO, CALIFORNIA             92128
     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's Telephone Number, Including Area Code: (858) 679-2114
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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INTRODUCTORY NOTE: This report on Form 8-K/A amends our Form 8-K filed on
January 18, 2005 to add disclosure in Item 3.02 of a warrant exercise which predated the events disclosed on the original Form 8-K.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         On January 18, 2005, we gave notice to all holders of Series D and Series E Preferred Stock that we had elected to convert the shares of Series D and Series E Preferred Stock to common stock. The designations, rights and preferences of the Series D and Series E Preferred Stock permitted us to exercise this conversion option if the market price of our common stock exceeded $9.50 for ten consecutive trading days and certain other conditions were satisfied. The price condition was satisfied on January 6, 2005. The notice of conversion was effective immediately for the Series D Preferred Stock, and resulted in all 50,000 issued and outstanding shares of Series D Preferred Stock converting into an aggregate of 129,259 shares of common stock. The notice of conversion for the Series E Preferred Stock will be effective on February 1, 2005, and it is anticipated that on that date, all 233,250 issued and outstanding shares of Series E Preferred Stock will convert into an aggregate of 801,306 shares of common stock.

         The shares of common stock that will be issued upon conversion of the Series D and Series E Preferred Stock will be issued in reliance upon the exemption from registration under the Securities Act of 1933 provided by Section 3(a)(9) of such act. These shares of common stock are registered for resale under the Securities Act pursuant to currently-effective registrations statements.

         On December 23, 2004, we sold 42,500 shares of common stock upon exercise of an outstanding warrant held by one accredited investor. The exercise price was $2.00 per share, for gross proceeds to us of $85,000. The shares were sold in reliance upon the exemption from registration under the Securities Act provided by Section 4(2) and Regulation D, Rule 506 under such act. The shares acquired on exercise are registered for resale under the Securities Act pursuant to a currently-effective registration statement.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         As described in Item 3.02 above, we have elected to convert all of our issued and outstanding shares of Series D and Series E Preferred Stock to common stock. Upon the effective dates of such conversions, holders of our common stock will no longer be subject to the rights, preferences and privileges of the Series D and Series E Preferred Stock. Upon completion of the conversions the Company will have no shares of preferred stock outstanding.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN TECHNOLOGY CORPORATION


Date:  January 21, 2005                 By: /s/ MICHAEL A. RUSSELL
                                            ------------------------------------
                                            Michael A. Russell
                                            Chief Financial Officer